UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 22, 2009

BRIDGFORD FOODS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1308 N. Patt Street, Anaheim, CA	92801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 526-5533

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. – Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm.

On January 22, 2009, the Audit Committee of the Board of Directors of the Company dismissed Haskell & White LLP as the Company's independent registered public accounting firm. Haskell & White LLP completed the audit of the Company's financial statements for the year ended October 31, 2008 on January 28, 2009 completely terminating Haskell & White LLP's appointment as the independent registered public accounting firm for the Company. The decision to change principal accountants was approved by the Audit Committee and the Board of Directors of the Company.

The reports of Haskell & White LLP on the consolidated financial statements of Bridgford Foods Corporation for the years ended October 31, 2008 and November 2, 2007, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended October 31, 2008 and November 2, 2007, and through the subsequent interim period ended January 28, 2009, there were no disagreements with Haskell & White LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haskell & White LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

During the years ended October 31, 2008, and November 2, 2007, and through the subsequent interim period ended January 28, 2009, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

A letter from Haskell & White LLP addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein is attached as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm.

On January 22, 2009, the Audit Committee of the Board of Directors of the Company appointed Squar, Milner, Peterson, Miranda & Williamson, LLP as its new independent registered public accounting firm as of January 22, 2009 for the fiscal year beginning November 1, 2008 and ending October 30, 2009.

During the Company's two most recent fiscal years ended October 31, 2008 and November 2, 2007, and through the subsequent interim period ended January 28, 2009, neither the Company nor anyone on its behalf consulted Squar, Milner, Peterson, Miranda & Williamson, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. - Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Form 8-K:

Exhibit Number	Description
16.1	Letter of Haskell & White LLP to the Securities and Exchange Commission dated January 28, 2009.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

January 28, 2009	By:	/s/ Raymond F. Lancy
Raymond F. Lancy
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of Haskell & White LLP to the Securities and Exchange Commission dated January 28, 2009.